UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-22282

Cook & Bynum Funds Trust
(Exact name of Registrant as Specified in Charter)

2204 Lakeshore Drive, Suite 218
Birmingham, AL 35209
(Address of Principal Executive Office)

205-994-2815
(Registrant's Telephone Number, including Area Code)

Mr. Richard P. Cook

2204 Lakeshore Drive, Suite 218
Birmingham, AL  35209
(Name and Address of Agent for Service)

With copies  to:

David J. Baum, Esq.
Alston & Bird LLP
950 F Street, N.W.
Washington, DC 20004

Date of fiscal year end:  September 30

Date of reporting period:  July 1 – September 30, 2009

Item 1.  Reports to Stockholders.

THE COOK & BYNUM FUND ANNUAL REPORT
SEPTEMBER 30, 2009

TABLE OF CONTENTS

Shareholder Letter	2
Manager Commentary	4
Disclosure of Fund Expenses	8
Schedule of Investments	9
Statement of Assets and Liabilities	11
Statement of Operations	12
Statement of Changes in Net Assets	13
Financial Highlights	14
Notes to Financial Statements	15
Report of Independent Registered Public Accounting Firm	22
Additional Information	23

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SHAREHOLDER LETTER (Unaudited)

Dear Partners:

Welcome

Welcome to The Cook & Bynum Fund.  We believe that we have a unique vehicle designed with the goal of maximizing long term returns to shareholders, minimizing risk of permanent capital loss, and aligning the interests of us, your portfolio managers, with you, our partners.  The principals of the Fund’s adviser, Cook & Bynum Capital Management (“CBCM”), invest substantially all of their investable net worth alongside their investors.  Approximately, half is invested in this mutual fund and half in a private partnership also managed by CBCM, which uses substantially the same investment philosophy and has an identical managment fee structure.  We do not purchase individual securities or use outside managers; we intend to earn the same returns as you.

Philosophy

The Cook & Bynum Fund seeks long term growth of capital. We strive to implement a pure, concentrated value investing philosophy based primarily on the teachings of Benjamin Graham, John Burr Williams, Warren Buffett, and Charles Munger. We believe this strategy is the best way to achieve superior long-term results.

In order to minimize the risk of permanent capital loss, we use the following investment methodology:

•
We only invest in companies whose core economics and future prospects we think we understand.  We know our ability to recognize our limitations will be as important as our ability to execute our strategy.

•
We seek to invest in companies that have durable competitive advantages, which allow them to earn a high return on equity for an extended period of time.  We purchase businesses whose futures we feel confident predicting.  If a company’s business does not have a significant competitive advantage, its results will be difficult to forecast.

•
We will invest in companies whose management we believe is capable and trustworthy.  The risk of permanent capital loss can be lowered significantly if we only invest in businesses where the management team views us as a partner.

•
Once we feel comfortable with our valuation, we buy a company as long as it is trading at a large discount to our appraisal.  This “margin of safety” is designed to hopefully prevent permanent capital loss when we make mistakes and may also provide outsized returns when we are correct.  However, there is no assurance that any investment will achieve a positive result.

For more information about the Fund please visit our webpage at www.cookandbynum.com.

THE COOK & BYNUM FUND  •  ANNUAL REPORT

SHAREHOLDER LETTER (Unaudited)

Operations and Investments

Because the fund commenced operations on July 1, 2009, there is little to report as of the end of this first fiscal year.  We began committing capital when the S&P 500 Index had recovered to 919 as of June 30th from a low for the year of 677 back on March 9th.  The companies in our circle of competence are generally expensive; consequently, we have not been able to find enough qualifying ideas to have the portfolio fully invested in equities.  That said, we have been able to purchase some significant stakes in high-quality businesses.  These companies, which are described more-fully in the Management Discussion & Analysis section of this report, either yield real owner earnings at high rates or are trading at a fraction of their asset values.

We do not make market or interest rate predictions.  Security selection is a bottom-up process analyzing the prospects of an individual business.  We take concentrated positions when we feel that risk is low and potential returns are high, recognizing that bigger stakes can only be taken when outcomes are more certain.  We insist on a margin of safety – buying stakes in businesses at a substantial discount to our estimate of the intrinsic value.  We never feel pressured to make an investment, and we do not use leverage in order to minimize the risk of permanent capital loss.

Thank you for your trust and support.

Richard P. Cook
J. Dowe Bynum

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MANAGER COMMENTARY (Unaudited)

As of September 30, 2009, the audited net asset value (NAV) attributable to the 2,178,300 shares outstanding of The Cook & Bynum Fund (“Fund”) was $10.39 per share.  This compares with an audited NAV of $10.00 per share at the initial offering of the Fund on July 2, 2009.  Fund performance since inception appears in the table below.

Investment Performance through 9.30.09

Average Annual Total Return for the period ended 9.30.09

Since Inception^
The Cook & Bynum Fund	3.90%
S&P 500 Index	15.09%

^	Fund Inception date of July 2, 2009.
Average annual total returns reflect reinvestment of all dividends, capital gains distributions, all fee waivers in effect and any expense reimbursements. Past performance is not indicative of future results and current performance may be lower or higher than the performance quoted. Investment return and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Many factors affect performance including changes in market conditions and in response to other economic, political or financial developments. To obtain the most recent month-end performance, please call the Funds’ toll-free number at (877)839-COBY.

For the third quarter of 2009 the Fund gained 3.9% net of all costs.  The S&P 500 Index plus Dividends (“S&P”) was up 15.09% over the same period.   Since the Fund commenced operations on July 2, 2009, no prior performance data exists.  Going forward such data will be included here.

THE COOK & BYNUM FUND  •  ANNUAL REPORT

MANAGER COMMENTARY (Unaudited)

Cook and Bynum Capital Management, LLC (“CBCM”), the Fund’s “Adviser,” believes that performance using our strategy over any short-term period is meaningless.  CBCM attempts to buy businesses at a substantial discount to our appraisal of their intrinsic values.  There is no guarantee that quoted prices will reflect our appraisals over any short period of time.  Additionally, our concentration in our best ideas will likely result in higher short term volatility relative to the S&P 500.  Shareholders should note, however, that the S&P 500 is an unmanaged index that incurs no fees, expenses or tax consequences – it is shown to compare the Fund’s performance to a basket of diversified, unmanaged large corporations. Furthermore, direct investments cannot be made in such an index.

The following charts show the holdings as a percentage of net assets as of our fiscal year end as well as the top ten categories of the Fund over the same period.  At such time that the Fund invests in more than 10 holdings, only the top 10 will be shown in this report. Holdings are subject to change without notice and at the sole discretion of CBCM.

Top Holdings (Excluding Short-Term) as of 9.30.09

The Coca-Cola Co.	16.6%
Embotelladoras Arca SAB de CV	15.1%
Sears Holdings Corp.	9.0%
The Procter & Gamble Co.	5.5%
Johnson & Johnson	5.0%
Grupo Modelo SAB de CV	5.0%
American Dairy, Inc.	4.9%
Wal-Mart de Mexico SAB de CV	2.7%
Total	63.8%

Industry Allocation as of 9.30.09

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MANAGER COMMENTARY (Unaudited)

Since inception the Fund has initiated positions in the following securities:

Common Stocks as of 9.30.09

Domestic Common Stocks	Foreign Common Stocks
American Dairy, Inc.	Embotelladoras Arca SAB de CV
Johnson & Johnson	Grupo Modelo SAB de CV
Sears Holdings Corp.	Wal-Mart de Mexico SAB de CV
The Coca-Cola Co.
The Procter & Gamble Co.

Given that the Fund commenced operations on July 1, 2009, all positions represent new holdings for the Fund.  Embotelladoras ARCA is a pre-eminent bottler of Coca-Cola products primarily in northern Mexico but also recently in northern Argentina.  The Coca-Cola Company is the world’s leading seller of carbonated beverages as well as juices, waters, and teas.  They earn almost 90% of their net income in markets outside of the U.S.  Sears Holdings is a diversified retailer of both hardline and softline merchandise.  They own valuable real estate and brands, although the general retail environment continues to be very tough.  Johnson & Johnson and Proctor & Gamble both manufacture a wide range of branded consumer goods from health & beauty to pharmaceuticals.  American Dairy is a leading manufacturer of premium infant milk formula in the Peoples Republic of China.  Grupo Modelo is the leading beer producer and distributor in Mexico by volume.  A large percentage of its sales are Corona and related brands both domestically (Mexico) and in the U.S.

Since the Fund has so recently begun investing, no security whose market value increased significantly affected the Fund’s overall performance (both realized and unrealized).  The following securities all increased in value during the quarter:

Embotelladoras Arca SAB de CV	The Coca-Cola Co.
Grupo Modelo SAB de CV	The Procter & Gamble Co.
Johnson & Johnson	Wal-Mart de Mexico SAB de CV
Sears Holdings Corp.

No security suffered a material decline in value over the first quarter of the Fund’s existence.This outcome is unusual and should not be expected to recur.

Shareholders should be advised that the positions described above may no longer be owned by the Fund subsequent to the end of the fiscal period, and additional securities may have been purchased that are not yet required to be disclosed.  The Fund’s policy is to not disclose positions except when required by relevant law or regulation in order to protect shareholders.

THE COOK & BYNUM FUND  •  ANNUAL REPORT

MANAGER COMMENTARY (Unaudited)

Fund assets are only invested in equity or debt securities to the extent that CBCM believes that we are able to find businesses with appropriate risk/reward profiles.  To the extent that CBCM is unable to identify qualifying securities, we will hold any allowable amount of cash or other liquid, low-risk securities.  Such securities (i.e. U.S. Government obligations of 3 months or less) are a strategic asset that allows us to preserve capital to deploy when suitable equity investments present themselves.  At the end of the fiscal year the Fund had 35.5% of its net assets invested in cash or cash equivalents (cash, money market fund, or U.S. Treasury bills).  We anticipate that this percentage of assets invested in cash equivalents is higher than the average will be over time, but we will not buy other securities without the appropriate return profile and margin of safety.  There is no guarantee that such a liquidity position will not negatively affect the Fund’s returns in a rising market, and past performance is not a guarantee of future results.

The Officers and Directors of the Fund have taken a significant personal stake in the Fund.  Your Managers, CBCM, do not invest with outside fund managers or hold individual stocks.  We expect to earn the same returns as you.  Certain Trustees or Officers of the Cook & Bynum Funds Trust are also Members of CBCM.

An investor should consider investment objectives, risks, charges and expenses carefully before investing. To obtain a prospectus, which contains this and other information, call 1-877-839-COBY or visit www.cookand bynum.com. Read the prospectus carefully before investing.

The Standard & Poor’s 500 Index (S&P 500) is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. The index return reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

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DISCLOSURE OF FUND EXPENSES (Unaudited)
SEPTEMBER 30, 2009

Expense Example
As a shareholder of The Cook & Bynum Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period from July 2, 2009 through September 30, 2009.

Actual Expenses
The table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/2/09	Ending Account Value 9/30/09	Expenses Paid During period 7/2/09 to 9/30/09(1)	Expense Ratio(2)
Actual Fund Return	$1,000.00	$1,039.00	$4.78	1.88%
Hypothetical Fund Return	$1,000.00	$1,007.77	$4.71	1.88%

(1)
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account values over the period, multiplied by the number of days in the most recent fiscal quarter (91), then divided by 365.

(2)	The Cook & Bynum Fund commenced operations on July 2, 2009. The Fund’s expense ratios have been annualized for the period July 2, 2009 through September 30, 2009.

COOK & BYNUM FUND  •  ANNUAL REPORT

Schedule of Investments
SEPTEMBER 30, 2009

Description	Shares	Value
DOMESTIC COMMON STOCKS (41.0%)
Soft Drinks (16.6%)
The Coca-Cola Co.	70,000	$3,759,000

Household Products (5.5%)
The Procter & Gamble Co.	21,200	1,227,904

Packaged Foods & Meats (4.9%)
American Dairy, Inc.(1)	38,925	1,102,745

Pharmaceuticals (5.0%)
Johnson & Johnson	18,600	1,132,554

Department Stores (9.0%)
Sears Holdings Corp.(1)	31,223	2,039,174

TOTAL DOMESTIC COMMON STOCKS
(Cost $8,896,775)		9,261,377

FOREIGN COMMON STOCKS (22.8%)
Soft Drinks (15.1%)
Embotelladoras Arca SAB de CV	1,383,696	3,421,051

Brewers (5.0%)
Grupo Modelo SAB de CV	301,000	1,120,861

Hypermarkets & Super Centers (2.7%)
Wal-Mart de Mexico SAB de CV	180,000	624,139

TOTAL FOREIGN COMMON STOCKS
(Cost $4,979,483)		5,166,051

SHORT-TERM INVESTMENTS: 35.5%
Money Market Fund (0.2%)
Fifth Third U.S. Treasury Money Market Fund(2)(3) 0.960%, 3/29/13	37,149	37,149

	Principal Amount
U.S. Treasury Bills (35.3%)
0.000%, 10/1/09(3)(4)	$1,000,000	1,000,000
3.296%, 10/8/09	3,000,000	2,999,904
4.923%, 11/19/09	4,000,000	3,999,102
		7,999,006

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Schedule of Investments
SEPTEMBER 30, 2009

Value
TOTAL SHORT TERM INVESTMENTS
(Cost $8,036,155)	$8,036,155

TOTAL INVESTMENTS (99.3%)
(Cost $21,912,413)	22,463,583

TOTAL OTHER ASSETS LESS LIABILITIES (0.7%)	159,024

NET ASSETS (100.0%)	$22,622,607

(1)	Non-income producing security.
(2)	Investments in other funds are calculated at their respective net asset value as determined by those funds, in accordance with the Investment Company Act of 1940.
(3)	Variable Rate Security. The rate shown represents the rate at September 30, 2009.
(4)	Zero coupon bond.

Common Abbreviations:

SAB de CV -	Sociedad Anonima Bursatil de Capital Variable is a Spanish Variable Capital Company.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Industries are shown as a percentage of net assets. These industry classifications are unaudited.

See accompanying Notes to Financial Statements

THE COOK & BYNUM FUND  •  ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2009

Assets:
Investments, at value (Cost $21,912,413)	$22,463,583
Interest and dividends receivable	28,716
Receivable due from advisor	81,131
Deferred offering costs	88,361
Prepaid expenses and other assets	28,010
Total Assets	22,689,801

Liabilities:
Accrued legal expenses	20,000
Accrued audit expenses	16,000
Accrued fund accounting and administration expenses	12,740
Accrued transfer agency expenses	5,466
Accrued chief compliance officer expense	5,000
Accrued trustees’ expense	3,125
Accrued printing expense	3,050
Accrued custody expense	1,241
Other payables and accrued expenses	572
Total Liabilities	67,194

Net Assets	$22,622,607

Composition of Net Assets:
Paid-in capital	$22,093,213
Accumulated net investment loss	(21,514)
Accumulated net realized loss on investments	(262)
Net unrealized appreciation on investments and foreign currency translation	551,170
Net Assets	$22,622,607

Shares of common stock outstanding (unlimited number of shares authorized)	2,178,300
Net Asset Value Per Share*	$10.39

*    A fee of 2.00% is imposed on all redemptions made within 60 days of initial purchase.

See accompanying Notes to Financial Statements

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STATEMENT OF OPERATIONS
FOR THE PERIOD JULY 2, 2009 (INCEPTION)
TO SEPTEMBER 30, 2009

Investment Income:
Dividends	$37,814
Interest	2,612
Total Investment Income	40,426

Expenses:
Investment advisory fee	58,928
Offering cost fees	39,405
Fund accounting and administration fees	38,644
Legal fees	20,000
Auditing fees	16,000
Chief compliance officer fee	15,000
Transfer agent	13,014
Insurance	8,242
Trustees’ fees	3,125
Printing fee	3,050
Custody fee	2,492
Miscellaneous	2,000
Total Expenses Before Waiver	219,900
Less fees waived/reimbursed by investment advisor	(146,043)
Total Net Expenses	73,857

Net Investment Loss	(33,431)

Net realized loss on:
Investment securities	(262)
Foreign currency transactions	(14,173)
Net change in unrealized appreciation/(depreciation) on:
Investment securities	654,240
Foreign currency translation	(103,070)

Net Realized and Unrealized Gain on Investments	536,735

Net Increase in Net Assets from Operations	$503,304

See accompanying Notes to Financial Statements

THE COOK & BYNUM FUND  •  ANNUAL REPORT

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD JULY 2, 2009 (INCEPTION)
TO SEPTEMBER 30, 2009

From Operations:
Net investment loss	$(33,431)
Net realized loss on investment securities and foreign currency transactions	(14,435)
Net change in unrealized appreciation/(depreciation) on investment securities and foreign currency translation	551,170
Net Increase in Net Assets From Operations	503,304

Capital Share Transactions (Note 6):
Shares sold	22,048,303
Cost of Shares Redeemed	(29,000)
Net increase resulting from capital share transactions	22,019,303
Net Increase in Net Assets	22,522,607

Net Assets:
Beginning of period	100,000
End of period*	$22,622,607

*Includes Accumulated Net Investment Loss of:	$(21,514)

See accompanying Notes to Financial Statements
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FINANCIAL HIGHLIGHTS
FOR THE PERIOD JULY 2, 2009 (INCEPTION)
TO SEPTEMBER 30, 2009

Per Share Common Share Operating Performance:
Net asset value - beginning of period	$10.00
Income from investment operations:
Net investment loss	(0.02)
Net realized and unrealized gain on investments and foreign currency translation	0.41
Total Income from Investment Operations	0.39

Net asset value - end of period	$10.39

Total Return(1)	3.90%

Ratios And Supplemental Data:
Net assets attributable to common shares, at end of period (000s)	$22,623
Ratios to average net assets attributable to common shareholders:
Expenses including reimbursement/waiver	1.88	%(2)
Expenses excluding reimbursement/waiver	5.60	%(2)
Net investment loss including reimbursement/waiver	(0.85	)%(2)
Net investment loss excluding reimbursement/waiver	(4.57	)%(2)
Portfolio turnover rate	0.38%

(1)	Total return not annualized for periods less than one full year.
(2)	Annualized.

See accompanying Notes to Financial Statements

THE COOK & BYNUM FUND  •  ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2009

1. ORGANIZATION

The Cook & Bynum Fund (the “Fund”) was organized as a non-diversified series of the Cook & Bynum Funds Trust (the “Trust”) on March 18, 2009. The Trust is an open-end investment company established under the laws of Delaware by an Agreement and  Declaration of Trust dated March 18, 2009 (the “Trust Agreement”). The affairs of the Trust are managed by a Board of Trustees (the “Board”). The investment adviser to the Fund is Cook & Bynum Capital Management, LLC (the “Adviser”). The Board has delegated the day-to-day operations of the Fund to the Adviser, which operates the Fund under the Board’s general supervision. The Fund’s investment objective is long-term growth of capital.

The Trust’s Declaration of Trust permits the Board to issue an unlimited number of shares of beneficial interest.  The Board has the power to designate one or more separate and distinct series and/or classes of shares of beneficial interest and to classify or reclassify any unissued shares with respect to such series.  Currently, the Fund is the only series of shares being offered by the Trust.

2. SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

A. Security Valuation: Portfolio securities traded on a national securities exchange or in the over-the-counter market are valued at the closing price on the principal exchange or market as of the close of regular trading hours on the day the securities are being valued, or, lacking any sales, at the latest bid price. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using exchange rates as of the close of the New York Stock Exchange. To the extent domestic and foreign equity securities are actively traded, they are categorized in level 1 of the fair value hierarchy. Debt securities are stated at fair value as furnished by an independent pricing service based upon modeling techniques utilizing information concerning market transactions and dealer quotations for similar securities or by dealers who make markets in such securities and are categorized in level 2 of the fair value hierarchy. Debt securities having maturities of 60 days or less may be valued at acquisition cost, plus or minus any amortized discount or premium and are categorized in level 2 of the fair value hierarchy.

Securities and other assets for which quotations are not readily available or deemed unreliable are valued at their fair value using methods determined by the Board of Trustees. The Pricing Committee for the Fund may also make a fair value determination if it reasonably determines that a significant event, which materially affects the value of a security, occurs after the time at which the market price for the security is determined but prior to the time at which a Fund’s net asset value is calculated. In each case where a security is fair valued, consideration is given to the facts and circumstances relevant to the particular situation. This consideration includes reviewing various factors set forth in the pricing procedures adopted by the Board of Trustees and other factors as warranted. In making a fair value determination, factors that may be considered, among others, include: the type and structure of the security; unusual events or circumstances relating to the security’s issuer; general market conditions; prior day’s valuation; fundamental analytical data; size of the holding; cost of the security on the date of purchase; nature and duration of any restriction on disposition; trading activities and prices of similar securities or financial instruments.

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NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2009

Foreign currency. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund isolates that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in the exchange rate.

B. Fair Value Measurements: In accordance with GAAP, the Fund uses a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Level 1—Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2—Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

THE COOK & BYNUM FUND  •  ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2009

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2009.

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3- Significant Unobservable Inputs(a)	Total
Domestic Common Stocks	$9,261,377	$–	$–	$9,261,377
Foreign Common Stocks	5,166,051	–	–	5,166,051
US Treasury Bills	–	7,999,006	–	7,999,006
Money Market Fund	37,149	–	–	37,149
TOTAL	$14,464,577	$7,999,006	$–	$22,463,583

(a)
All securities of the Fund were valued using Level 1 and 2 inputs during the period ended September 30, 2009. Thus, a reconciliation of assets in which significant unobservable inputs (Level 3) were used is not applicable for this Fund.

C. Security Transactions Investment Income and Other: Security transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities.

D. Federal Income Taxes: It is the policy of the Fund to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Therefore, no federal income tax provision is required.

As of and during the period ended September 30, 2009 the Fund did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties. The Fund files income tax returns in the U.S. federal jurisdiction and the State of Alabama.

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NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2009

E. Distributions to Shareholders: Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

F. Accounting Estimates: The accompanying financial statements were prepared in conformity with generally accepted accounting principles in the United States of America (GAAP), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In accordance with GAAP, subsequent events were evaluated through November 23, 2009, the issuance date of the financial statements.

3. FEDERAL TAX INFORMATION

The amount of net unrealized appreciation (depreciation) and the cost of investment securities for tax purposes, including short-term securities at September 30, 2009, were as follows:

Gross appreciation (excess of value over tax cost)	$711,350
Gross depreciation (excess of tax cost over value)	(160,442)
Net unrealized appeciation	$550,908
Cost of investments for income tax purposes	$21,912,675

As of September 30, 2009, the components of distributable earnings on a tax basis were as follows:

Accumulated net investment loss	$–
Accumulated long-term capital gains	–
Net unrealized appreciation	550,908
Cumulative effect of other timing differences	(21,514)

The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under accounting principles generally accepted in the United States.  Accordingly, for the period ended September 30, 2009, certain differences were reclassified.  The Fund decreased accumulated net investment loss by $11,917, decreased accumulated net realized capital losses by $14,173 and decreased paid in capital by $26,090.  These differences were primarily due to the differing tax treatment of wash sales and the treatment of certain expenses and the amounts reclassified did not affect net assets.

Post October Loss:  Under current tax law, capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year.  For the fiscal year ended September 30, 2009, the Fund elected to defer currency losses occurring between July 2, 2009 (inception) and September 30, 2009 in the amount of $14,173.

THE COOK & BYNUM FUND  •  ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2009

4. INVESTMENT ADVISORY AND OTHER RELATED PARTY TRANSACTIONS

The Trust has entered into an Investment Advisory Agreement dated May 19, 2009 (“Advisory Agreement”) with the Adviser.  Under the terms of the Advisory Agreement, the Adviser manages the investment operations of the Fund in accordance with the Fund’s investment policies and restrictions. The Adviser furnishes an investment program for the Fund, determines what investments should be purchased, sold and held, and makes changes on behalf of the Trust in the investments of the Fund.  At all times, the Adviser’s actions on behalf of the Fund are subject to the overall supervision and review of the Board.  The Adviser also manages investments for other clients whose objectives and strategies may result in conflicts of interest with the Fund.  The Board has been advised of such potential conflicts and believes that the Adviser has adequate policies and procedures designed to minimize the impact of any such conflicts on the Fund’s portfolio.

Pursuant to the Advisory Agreement, the Trust pays a management fee to the Adviser for its provision of investment advisory services to the Fund.  The management fee is paid at an annual rate equal to 1.5% of the average daily net assets of the Fund.

Pursuant to the Expense Limitation Agreement, the Adviser has agreed to waive or reimburse the Fund for aggregate expenses of every character incurred by the Fund, including but  not  limited to organizational expenses and investment management fees but excluding interest, taxes, brokerage commissions, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business (as defined by the Expense Limitation Agreement), to the extent necessary to maintain the Fund’s net annual operating expenses at 1.88% of average daily net assets through February 1, 2011.  Without this agreement, expenses for shares of the Fund would be higher. The Adviser may be permitted to recover expenses it has borne through the Expense Limitation Agreement to the extent that the Fund’s expenses in later periods fall below the annual rate 0f 1.88%, but only to the extent it does not cause the operating expenses to exceed 1.88% of average daily net assets.  The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year in which the fee and expense was deferred.  As of September 30, 2009, the Adviser may in the future recover fee reductions and expense reimbursements totaling $222,794 from the Fund. The Adviser may recover these amounts no later than September 30, 2012.

Certain officers and shareholders of the Fund are also officers and owners of the Adviser.

Administrative Agreement: Pursuant to a Fund Accounting and Administration Agreement dated May 19, 2009, ALPS Fund Services, Inc., serves as administrator to the Fund (“ALPS” or the “Administrator”), and has agreed to pay expenses incurred in connection with its administrative activities. The table below provides the administrative fee to be paid by the Fund to ALPS pursuant to the Fund Accounting and Administration Agreement:  The greater of (i) $155,000 annually, billed monthly in equal installments; or (ii) an annual administrative fee, billed monthly, in the amount of:

(i)	5 basis points of the Fund’s average net assets between $0 - $1 billion; and

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NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2009

(ii)	4 basis points of the Fund’s average net assets between $1 billion - $3 billion; and
(iii)	3 basis points of the Fund’s average net assets over $3 billion.

Distribution Agreement: ALPS Distributors, Inc. (an affiliate of ALPS) (“ADI” or the “Distributor”), acts as the distributor of the Fund’s shares pursuant to a Distribution Agreement dated May 19, 2009 with the Trust.

Transfer Agency Agreement: ALPS, pursuant to a Transfer Agency and Services Agreement dated May 19, 2009, serves as Transfer Agent for the Fund. Under the Transfer Agency and Service Agreement, ALPS receives from the Trust an annual minimum fee of $30,000, a fee based upon the number of shareholder accounts, and is also reimbursed for out-of-pocket expenses.

CCO Agreement: An employee of ALPS, pursuant to a CCO Agreement dated May 19, 2009, serves as CCO for the Trust.

Two employees of ALPS are also officers of the Fund.

Custody Agreement: Fifth Third Bank, acts as custodian for the Fund.

5. INVESTMENT TRANSACTIONS

During the period ended September 30, 2009, the cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition), were $13,906,385 and $29,864, respectively.

6. SHARES OF BENEFICIAL INTEREST

On September 30, 2009, there was an unlimited number of no par-value shares of beneficial interest authorized for the Fund. Transactions in shares of beneficial interest were as follows:

	For the Period July 2, 2009 to September 30, 2009
	Shares	Value
Initial Investment	10,000	$100,000
Shares Sold	2,171,116	22,048,303
Total	2,181,116	22,148,303
Less Shares Redeemed	(2,816)	(29,000)
Net Increase	2,178,300	$22,019,303

THE COOK & BYNUM FUND  •  ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2009

7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of the Fund creates a presumption of control of the Fund, under section 2(a)(9) of the Investment Company Act of 1940. As of September 30, 2009 Charles Schwab & Co. beneficially hold approximately 98.74% of the Fund’s shares.

8. DIVERSIFICATION RISK:

The Fund is non-diversified. A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. The Fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.

WWW.COOKANDBYNUM.COM  •  877-839-COBY (2629)

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
The Cook & Bynum Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Cook & Bynum Fund (the “Fund”), as of September 30, 2009, and the related statements of operations and changes in net assets and the financial highlights for the period July 2, 2009 (commencement of operations) through September 30, 2009.  These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2009 by correspondence with the Fund’s custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2009, and the results of its operations, the changes in its net assets, and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Westlake, Ohio
November 23, 2009

COOK & BYNUM FUND  •  ANNUAL REPORT

ADDITIONAL INFORMATION (Unaudited)
SEPTEMBER 30, 2009

1. COMPENSATION OF TRUSTEES

During the fiscal year ended 2009, each Trustee who is not an “interested person” of the Fund (i.e., an “Independent Trustee”) shall receive an annual retainer of $5,000 with an additional $2,500 paid to the Chairman of the Audit Committee. All Trustees are permitted reimbursement for any out-of-pocket expenses incurred in connection with attendance at meetings.

2. OTHER INFORMATION

A copy of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling the Fund toll-free at 1-877-839-COBY or on the Securities and Exchange Commission’s (SEC) website at http://www.sec.gov.

The Fund files its complete schedule of positions with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q will be available on the SEC website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

3. BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Trustees, including the Independent Trustees, considers matters bearing on the Fund’s investment advisory agreement (the “Agreement”) at most of its meetings throughout the year. In addition, upon the expiration of the current Agreements in 2011, the Board, including the Independent Trustees, will meet once a year to review the Agreements and to determine whether to approve the continuation of the Agreements for an additional one-year period.

The Board of Trustees approved the Fund’s Agreement at their initial Board meeting held on May 19, 2009. In considering whether to approve the Agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included the following:

The nature, extent and quality of the services to be provided to the Funds under the Agreement. The Trustees considered the nature, extent and quality of the services proposed to be provided by Cook & Bynum Capital Management, LLC (the “Adviser”) to the Funds. The Trustees also considered the nature, extent and quality of the services provided by the Adviser to its institutional clients and the proposed dedication of resources to the Funds by the Adviser.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the nature, extent and quality of services proposed supported the approval of the Agreement.

WWW.COOKANDBYNUM.COM  •  877-839-COBY (2629)

ADDITIONAL INFORMATION (Unaudited)
SEPTEMBER 30, 2009

5. TRUSTEES AND OFFICERS (UNAUDITED)

The business affairs of The Cook & Bynum Fund (the “Fund”) are managed under the direction of the Fund’s Board of Trustees in accordance with the laws of the State of Delaware. Information pertaining to the Trustees and Officers of the Funds are set forth below. Trustees who are not deemed to be “interested persons” of the trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), are referred to as “Independent Trustees.” Trustees who are deemed to be interested persons of Funds as defined in the 1940 Act are referred to as “Interested Trustees”. The Funds Statement of Additional Information includes additional information about the trustees and is available upon request by calling toll-free 1-877-839-COBY(2629).

Name, Age & Address+	Position(s) Held with the Trust	Term of Office & Length of Time Served**	Principal Occupation(s) During Past 5 Years	Funds Overseen by Trustee	Other Trusteeships Held by Trustee
Interested Trustees and Officers
J. Dowe Bynum* Age 31	Trustee, Vice President, Secretary	Mr. Bynum has served as a Trustee of the Trust since March 2009.	Mr. Bynum has been a Principal of and Portfolio Manager for Cook & Bynum Capital Management, LLC since 2006. From August 2001 to December 2006, Mr. Bynum also managed individual accounts at Cook & Bynum Capital Mgt. LLC, in Birmingham, Alabama which also served as sub-advisor to private investment funds Gullane Capital Partners LLC and Gullane Capital Partners Encore LLC.	1	None

COOK & BYNUM FUND  •  ANNUAL REPORT

ADDITIONAL INFORMATION (Unaudited)
SEPTEMBER 30, 2009

Name, Age & Address+	Position(s) Held with the Trust	Term of Office & Length of Time Served**	Principal Occupation(s) During Past 5 Years	Funds Overseen by Trustee	Other Trusteeships Held by Trustee
Independent Trustees^
David A. Hobbs Age 32	Trustee	Mr. Hobbs has served as a Trustee of the Trust since May 2009.	Mr. Hobbs has been a Principal of Founders Investment Banking, LLC since June 2003.	1	None
Bruce F. Rogers Age 50	Trustee	Mr. Rogers has served as a Trustee of the Trust since May 2009.	Mr. Rogers has been a Partner with the law firm of Bainbridge, Mims, Rogers & Smith LLP (law firm) since January 1990.	1	None

+	Unless otherwise indicated, the address of each Trustee of the Trust is 2204 Lakeshore Drive, Suite 218, Birmingham, AL 35209.

*	Mr. Bynum is an interested person, as defined in the 1940 Act, of the Trust because of his affiliation with the Adviser.

^	Trustees who are not “interested persons” of the Trust as defined under the 1940 Act.

**	Each Trustee serves for an indefinite term. Each officer serves for an annual term and until his or her successor is elected and qualified.

WWW.COOKANDBYNUM.COM  •  877-839-COBY (2629)

ADDITIONAL INFORMATION (Unaudited)
SEPTEMBER 30, 2009

Name, Age & Address+	Position(s) Held with the Trust	Term of Office & Length of Time Served**	Principal Occupation(s) During Past 5 Years
Additional Officers of the Trust
Richard P. Cook Age 31	President	Mr. Cook has served as President of the Trust since March 2009.
Since 2006, Mr. Cook has served as a Principal of and Portfolio Manager for Cook & Bynum Capital Management, LLC. From August 2001 to December 2006, Mr. Cook also managed individual accounts at Cook & Bynum Capital Mgt. LLC, in Birmingham, Alabama, which also served as sub-advisor to private investment funds Gullane Capital Partners LLC and Gullane Capital Partners Encore LLC.

Benjamin Lowe Age 30 c/o ALPS Holdings, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203	Treasurer	Mr. Lowe has served as the Treasurer of the Trust since May 2009.
Mr. Lowe is Fund Controller with ALPS Fund Services, Inc. since 2005.  Mr. Lowe was Accounting Team Leader, Founders Asset Management, from 2003 to 2005.  Prior to joining Founders Asset Management, Mr. Lowe was Senior Fund Accountant, INVESCO Funds, from 2000 to 2003.

Phillip Perrone Age 50 c/o ALPS Holdings, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203	Chief Compliance Officer	Mr. Perrone has served as Chief Compliance Officer of the Trust since May, 2009.
Mr. Perrone is Deputy Compliance Officer with ALPS since April 2007. Mr. Perrone was Vice President and CCO for Dividend Capital Realty Income Fund and Dividend Capital Investments, LLC from January 2004 through March 2007.  Prior to joining Dividend Capital, Mr. Perrone was a Compliance Manager at OppenheimerFunds, Inc., from 1998–2004.  Mr. Perrone serves as CCO for Liberty All-Star Growth Fund,  Liberty All-Star Equity Fund, TDX Independence Funds, since 2007; WisdomTree Trust, since 2008.

Ashley M. Buha Age 34	Vice President and Assistant Secretary	Ms. Buha has served as the Vice President and Assistant Secretary of the Trust since May 2009.
Since January 2009, Ms. Buha has served as Director of Mutual Fund Operations for Cook & Bynum Capital Management, LLC. Ms. Buha was Director of Operations for Jason Buha, LLC (golf conglomerate) from 2001 to January 2009 and also an accountant and assistant to the CFO for the YWCA of Central Alabama from 2007 to 2008. Prior to 2001, Ms. Buha was a Corporate Finance Analyst with The Robinson Humphrey Company in Atlanta, Georgia.

COOK & BYNUM FUND  •  ANNUAL REPORT

INTENTIONALLY LEFT BLANK

THE COOK & BYNUM FUND

ANNUAL REPORT 2009

WWW.COOKANDBYNUM.COM   |   877-839-COBY (2629)

Fund distributed by ALPS Distributors, Inc.

Item 2.  Code of Ethics.

(a)           The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant.

(b)           Not applicable.

(c)	During the period covered by this report, no amendments to the provisions of the code of ethics adopted in Item 2(a) above were made.

(d)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above were granted.

(e)	Not applicable.

(f)	The Registrant’s Code of Ethics is attached as an Exhibit hereto.

Item 3.  Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has at least one Audit Committee Financial Expert serving on its audit committee.  The Registrant’s Audit Committee Financial Expert is Mr. David Hobbs, Independent Trustee and Audit Committee Chair.

Item 4.  Principal Accountant Fees and Services.

(a)
Audit Fees:  For the Registrant’s fiscal year ended September 30, 2009, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements were $13,500.

(b)
Audit-Related Fees:  For the Registrant’s fiscal year ended September 30, 2009, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s seed financial statements were $2,500.

(c)
Tax Fees:  For the Registrant’s fiscal year ended September 30, 2009, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $2,500.  The fiscal year 2009 tax fees were for services for review of the dividend calculation, excise tax preparation and federal tax return preparation.

(d)
All Other Fees:  For the Registrant’s fiscal year ended September 30, 2009, $0 fees were billed to Registrant by the principal accountant for services other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant’s principal accountant must be pre-approved by the Registrant’s audit committee.

(e)(2)	No services described in paragraphs (b) through (d) of this Item were approved by the Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	Not applicable.

(h)	Not applicable.

Item 5.  Audit Committee of Listed Registrants.

The Registrant has an Audit Committee consisting of its Independent Trustees Messrs. David A. Hobbs and Bruce F. Rogers.

Item 6.  Investments.

(a)	Schedule of Investments is included as part of the Reports to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to Registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to Registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to Registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Registrant has not adopted procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a)
The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the fiscal period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)	Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, is attached hereto as Exhibit 12.a.1.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(3)	Not applicable.

(b)
The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COOK & BYNUM FUNDS TRUST

By:	/s/ Richard P. Cook
Richard P. Cook (Principal Executive Officer)
President

Date:	December 7, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

COOK & BYNUM FUNDS TRUST

By:	/s/ Richard P. Cook
Richard P. Cook (Principal Executive Officer)
President

Date:	December 7, 2009

By:	/s/ Benjamin Lowe
Benjamin Lowe (Principal Financial Officer) Treasurer

Date:	December 7, 2009